UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): April 28, 2023
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Omnibus Amendment No. 2 to Indenture Supplements

On April 28, 2023, loanDepot.com, LLC, a Delaware limited liability company and an indirect subsidiary of loanDepot, Inc. (the “Company”), as administrator and servicer, entered into an Omnibus Amendment No. 2 to the Indenture Supplements (Amendment No. 2”) with loanDepot GMSR Master Trust, as issuer (the “Issuer”), Citibank, N.A, as indenture trustee, Atlas Securitized Products, L.P., as administrative agent (the “Administrative Agent”) and consented to by Nexera Holding LLC, as noteholder of the Series 2017-VF1 Note, Series 2017-MBSADV1 Note, Series 2021-SAVF1 Note and Series 2021-PIAVF1 Note. Under this facility, the Company, through the Issuer, one of its wholly-owned subsidiaries, has issued four outstanding variable funding notes (each, a VFN”) which are secured by Ginnie Mae mortgage servicing rights. Amendment No. 2 amended each of the following Indenture Supplements: (i) that certain Amended and Restated Series 2017-VF1 Indenture Supplement, dated as of November 15, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Indenture Supplement”), (ii) that certain Series 2021-PIAVF1 Indenture Supplement, dated as of November 15, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-PIAVF1 Indenture Supplement”), and (iii) that certain Series 2021-SAVF1 Indenture Supplement, dated as of November 15, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-SAVF1 Indenture Supplement,” and together with Series 2017-VF1 Indenture Supplement and Series 2021-PIAVF1 Indenture Supplement, the “Indenture Supplements,” and each an “Indenture Supplement”). The primary purposes of Amendment No. 2, along with certain ancillary documents, were to: (i) extend the termination date until November 1, 2023; (ii) change the definition of “Maximum Purchase Price” in order to reflect the change in the amount available to the Company under this facility and its Master Repurchase Agreement with the Administrative Agent and certain affiliates thereof to $600,000,000; and (iii) amend certain pricing provisions.

The foregoing description of Amendment No. 2 is not complete and is qualified in its entirety by reference to the full text of Amendment No. 2, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Omnibus Amendment No. 2 to the Indenture Supplements, dated as of April 28, 2023 among loanDepot.com, LLC, loanDepot GMSR Master Trust, Citibank, N.A, and Atlas Securitized Products, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Financial Officer

Date: May 4, 2023